KBW Community Bank Investor Conference July 31, 2012 Exhibit 99.1

This presentation contains forward-looking statements, as defined by Federal
Securities Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to
CSFL’s most recent Form 10-Q and Form 10-K filed with the Securities Exchange
Commission.
CSFL undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.
Forward Looking Statement

Corporate Overview

Correspondent Banking market
Data as of  6/30/12
Headquartered in Davenport, FL
$2.4 billion in assets
$1.5 billion in loans
$2.1 billion in deposits
Company formed:  June 2000
1 Subsidiary Bank
Birmingham
Atlanta
Winston-Salem
Tampa
Winter Haven

Conservative Balance Sheet
•
CAPITAL - Total Risk-Based Capital Ratio – 18.0%
**
•
LIQUIDITY - Loans / Assets - 60%
•
LOANS WITH THIRD PARTY PROTECTION – 38%
•
23% of loans are covered by loss sharing agreements with the FDIC
•
15% are subject to “Put Back” agreements with TD Bank or The Hartford
Insurance Co.
•
ASSETS WITH THIRD PARTY PROTECTION – 46%
*
•
37% -
Backed by the United States
•
9% -
Backed by TD or The Hartford
•
LOW CONCENTRATION LEVELS
**
(excludes FDIC covered loans)
•
CRE at 101% of capital vs. 300% guidance
•
CD&L at 20% of capital vs. 100% guidance

*    Includes cash and cash equivalents, AFS securities issued by U.S. Government Sponsored Entities, FDIC covered assets, and FHLB and FRB stock.
**   Estimate for 6/30/12

Opportunistic through the Crisis

1) FDIC Acquisitions
•
Ocala National Bank
•
Olde Cypress Community Bank
•
Independent National Bank of Ocala
•
Community National Bank of Bartow
•
Central Florida State Bank
•
First Guaranty Bank & Trust Co.
3) New Fee-Based Business Lines
•
Correspondent Banking Division
•
Prepaid Card Division
•
Wealth Management Division
•
Trust Department
2) Non – FDIC Acquisitions
• TD Bank divesture in Putnam
•
Federal Trust Acquisition from
The Hartford Insurance
Company
4) Strategic Expansion &
Management Lift-Outs
•
Vero Beach
•
Okeechobee
•
Jacksonville

Profitability Metrics
1. Pre-tax pre-provision income (“PTPP”) is a non-GAAP measure that if defined as income (loss) before income tax excluding provision for loan losses, gain on sale of available for sale securities, other credit related costs including losses on repossessed real estate and other assets, other foreclosure related expenses., and non-recurring items.
2Q12 Results:
$0.12/sh on $3.7M net income
Margin expansion to 4.33% (4.19%)
Improved credit metrics
Lower loan loss provision expense
Higher bond sales revenue
Loan growth
Branch consolidation & efficiency results
PTPP improvement
Credit Cost
Net Interest Margin
Operating Efficiencies
$15
$10
$0
$5
($5)
$3.9
$5.5
$3.8
$14.1
$6.3
$1.3
$8.1
$3.7
2Q11 3Q11 4Q11 1Q12 2Q12
($4.3)
($2.0)
Pre-Tax, Pre-Provision Income
Net Income
Profitability Components:
& Net Income – trailing 5 quarters
PTPP
¹

Net Charge-Offs (NCOs)
excludes covered loans
Loan Loss Provision (LLP)
excludes covered loans
Credit Cost

1.  Excludes FDIC covered loans and loans with putback options.
Total Credit Costs
excludes covered loans
$18.0
$11.4
$16.3
$12.2
Provision expense trending downward
Net charge-offs trending downward
Total credit cost trending downward
$21.0
$13.4
1
Loan Loss Provision
LLP related to loan sales
$2.5
$8.9
$5.0
$6.0
$2.7
$0.8
$12.0
$2.5
$9.7
$6.5
$4.3
$4.7
$2.7
$12.0
Net Change-offs
NCOs related to loan sales
2Q11
3Q11 4Q11 1Q12 2Q12
$20.00
$15.00
$10.00
$5.00
$0.00
2Q11 3Q11 4Q11
1Q12
2Q12
LLP related to loan sales
$2.5
$10.9
$7.3
$9.0
$3.3
$1.8
$12.0
$20.00
$15.00
$10.00
$5.00
$0.00
All other credit cost
$20.0
$15.0
$10.0
$5.0
$0.0
2Q11 3Q11 4Q11
1Q12 2Q12

Net Interest Margin
Costs of Deposits
Yield on Interest Earning Assets
Net Interest Margin %
(excluding Correspondent Division)
0.67%
0.62%
0.55%
0.43%
0.38%
4.39%
4.30%
4.33%
4.50%
4.78%
Time Deposits
Demand Deposits
Non Time Deposits
Cost of Deposits
Non FDIC Covered Loans
AFS Securities
Yield on Earning Assets
FDIC Covered Loans
All other
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
2Q11 3Q11 4Q11 1Q12 2Q12 2Q11 3Q11 4Q11 1Q12 2Q12
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
5.00%
4.00%
3.00%
0.80%
0.60%
0.20%
0.40%
4.50%
4.00%
3.50%
3.00%
3.85%
3.83%
3.93%
4.20%
4.48%
2Q11
3Q11 4Q11 1Q12 2Q12

24%
20%
28%
14%
14%
Building Franchise Value
with Core Deposits
Value of core deposits not fully realized in this low rate environment.
Approximately 123,010 total accounts - $16,715 average balance per account
Core deposits defined as non-time deposits.
Total Deposits ($MM) Number of Deposit Accounts

DDA and NOW 6/30/11 6/30/12 Change % Change
Balance $706MM $910MM $204MM 29%
No. of Accounts 66,930 84,615 17,685 26%
2,500
2,000
1,500
1,000
500
0
2007 2008 2009 2010 2011
501
409
569
280
297
Jumbo Time
6/30/2012
120,000
80,000
40,000
0
2007 2008 2009 2010 2011 6/30/2012
13,191
11,001
12,025
14,998
15,277
16,005
40,822
43,974
54,561
78,874
96,699
107,005
Time Deposits
Core Deposits
Retail Time MMDA & Savings NOW DDA

Operating Efficiencies 10 Efficiency Ratio – Total Company Opportunities through: Leverage Cost Efficiencies *Source: The Hovde Group

Focus on Efficiency and Core Earnings
Branch Consolidation – 15  ( 11 FDIC / 4 Legacy)
Reduction in Force - 85
Data Processing Conversions - Complete
Merger of Subsidiaries - Complete
Events since 1-1-12

12 NPA Inflows - Slowing Down

NPAs / Loans & OREO (%) Problem Loan Trends ($MM)
Source: SNL Financial and Company filings.   Peer information updated quarterly
Nonperforming assets include 90 days or more past due.
Southeastern peers include ABCB, BTFG, GRNB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include all banks headquartered in Florida, opened no later than 12/31/2005 and total assets between $500 million and $5 billion.

Credit Quality Trends
CSFL Southeastern Peers Florida Peers
TDRs accruing only
90 days and nonaccrual
30 - 89 days past due
OREO/ORA
9.13
7.75
3.47
15.00
10.00
5.00
0.00
$125
$75
$100
$50
$25
$0
$10.7
$12.1
$13.8
$10.3
$8.6
$7.5
$71.6
$66.0
$62.2
$39.0
$42.7
$31.9
$17.3
$10.1
$8.2
$16.3
$7.5 $6.9
$8.7
$8.5
$7.1
$6.6 $6.7
$6.8
3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12

Non-Performing Loans
($M)
$7,496M
OREO & Repos are carried at 45% of
Unpaid Principal Balance

Data as of  6/30/12
NPA Breakout
(excluding FDIC covered assets)
OREO & Repo
($M)
$31,887M (2.83% of Gross Loans)
NPLs are carried at 73% of Unpaid
Principal Balance
37%
18%
19%
12%
5%
(28)
(39)
(35)
(93)
(43)
1%
41%
41%
(17)
(23)
(13)
(38)
(6)
9%
18%
37%
18%
19%

Source: Florida Realtors
Florida Housing
On the Road to Recovery

•
Median single family home prices the highest in 34 months
•
Pending home sales are up 19% from last year
•
Average days on the market is down 17% from last year
Single Family Inventory
Months Supply of Inventory
2010 2011
2012 2010 2011 2012
191,254
163,118
11.8
112,365
11.8
10.0
6.0

44% 16 Banks with Texas Ratio over 200% Source: SNL Financial Data as of 3/31/12 or MRQ

CSFL – Best Positioned Florida Consolidator
•
CSFL is one of only six
major exchange traded
banks headquartered in FL
with assets greater than
$1.0 billion
•
Disproportionate number of
sellers versus very few
buyers
•
Proven experience through
8 successful acquisitions in
the past 3 years
•
The number of small,
distressed Florida
institutions remains high
Source:  SNL Financial
Data for MRQ available
CSFL Advantages
> $1.0 bn & Public
6 Banks
> $1.0 bn & Private
19 Banks
$500 mm - $1.0 bn
23 Banks
$250 - $500 mm
45 Banks
< $250 mm
110 Banks

Summary

Lifetime local bankers with common lineage and vision
Nearly all of the recent growth is guaranteed by the United
States Government or a major financial institution
Major metrics improving with better performance anticipated
Focus on efficiencies in 2012
A consolidator of banks

Appendix

Source: SNL Financial
Recent M&A Transactions

Legacy CSFL Branch
First Guaranty Bank (FDIC)
Central FL State Bank (FDIC)
Three FDIC Acquisitions (3Q 2010)
Federal Trust Acquisition (Nov 2011)
TD Branch Acquisition (Jan 2011)

Capital
Total Risk-Based & Tier 1 Leverage

*  Estimate for 2Q12
Total Risk-Based Capital Ratio Tier 1 Leverage Ratio
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12*
25.00
20.00
15.00
10.00
5.00
19.3
18.88
19.67
19.28
17.99
18.81
18.65
19.05
17.64
18.0
11.6
11.3
10.94
10.3
9.99 10.07
10.28
10.49
9.03
9.23
Two successful capital raises in 2009 and 2010 totaling $114 million
First publicly traded bank in Florida to successfully complete a capital raise during financial crisis in 2009
Over 50 “Blue Chip” active institutional investors
Institutions committed to capitalize additional FDIC accretive transactions
–
Average daily volume over 50,000 shares

Total  Deposits by Type (%)
Total Deposits Detail
Deposit Type
Number of
Deposits Balance
Avg Deposit
Balance
Demand
Deposits
40,621
$ 501 MM $12,300
NOW
Accounts
43,994
$ 409 MM $9,300
Savings
Deposits
18,950
$ 243 MM $12,800
Money
Market
3,440
$ 326 MM $94,700
Certificates
of Deposit
16,005
$ 577 MM $36,100
Total
123,010
$ 2,056 MM $16,700
Demand
Deposits
24%
NOW
Accounts
20%
Savings
Accounts
12%
Money
Market
16%
Certificates
of Deposits
28%

Total Deposit Portfolio
(at 6/30/12)

Total Loan Portfolio
(at 6/30/12, excluding FDIC covered assets)
Total Loans by Type (%) Total Loans Detail

Loan Type
No. of
Loans Balance
Avg Loan
Balance
Residential Real
Estate
3,943
$ 423 MM $107,300
CRE-Owner
Occupied
731
$ 272 MM $372,100
CRE-Non Owner
Occupied

$ 189 MM $413,600
Construction,
A&D, & Land

$ 67 MM $140,200
Commercial &
Industrial
1,146
$ 128 MM $111,700
Consumer & All
Other
2,743
$ 49 MM
$17,900
Total
9,498
$ 1,128 MM
$118,800
Consumer /
Other
4%
Commercial
& Industrial
11%
Construction,
A&D, & Land
6%
Comm RE -
Non Owner
Occupied
17%
Comm RE -
Owner
Occupied
24%
Residential
Real Estate
38%

Commercial Real Estate by Type ($MM) Construction Loans by Type ($MM)
CRE Concentrations
(as of 6/30/12, excluding FDIC acquired loans)
23
C&D concentration – 20%
*
vs. 100%
• 59% Owner Occupied
CRE concentration – 101%
*
vs. 300%
% of Total
Loans
Avg. Loan
Amount ($000)
0.3%
$452
0.6%
$902
2.3% $628
2.5% $732
2.8%
$194
3.1%
$238
3.9% $439
4.6%
$564
6.8%
$506
7.6% $532
7.7% $585
11.0%
$602
12.5%
$334
13.8% $354
20.4%
$296
100.0% $388
% of Total
Loans
Avg. Loan
Amt ($000)
0.1% $67
0.7% $470
0.9% $608
1.3% $215
1.4% $960
1.6% $1,057
3.8% $184
6.5% $545
7.5% $296
8.8% $390
27.9% $57
39.4% $296
100.0% $140
*  Estimate for 6/30/12
Aviation
Hotel/Lodging
Mini Warehouse
Mobile Home Park
Res Multi Family
Agriculture
Strip Center
Restaurant
Warehouse
Industrial
Medical
Church/Education
Other CRE
Retail
Office
$1.4
$2.7
$10.7
$11.7
$12.8
$14.3
$18.0
$21.4
$31.4
$35.1
$35.7
$50.5
$57.8
$63.7
$94.3
$0 $50
$100
Raw Land-Agri
Constr - Strip Center
Constr - Medical
Constr - Spec Home
Constr - Church/Edu
Construction-Office
Constr - Single Fam
Developed Land
Constr - Other
Raw Land-Future Resi
Individual Resi Lot
Raw Land-Future Comm
$0.1
$0.5
$0.6
$0.9
$1.0
$1.1
$2.6
$4.4
$5.0
$5.9
$18.7
$26.4
$0 $7 $14 $21 $28 $35